UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 2, 2004

WORLDQUEST NETWORKS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27751	75-2838415
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Registrant’s telephone number, including area code: (972) 361-1980

Not Applicable
(Former Name or Former Address, if Changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

     On September 2, 2004, WorldQuest Networks, Inc. (“WorldQuest”) terminated the Agreement and Plan of Merger, dated as of March 16, 2004, by and among WorldQuest, Ntera Holdings, Inc. and Engin Yesil, the principal shareholder of Ntera, in accordance with the pertinent provisions of the agreement. Pursuant to the terms of the merger agreement, neither party will pay the other any termination fees or expenses. A copy of the press release announcing the termination of the merger agreement is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in its entirety.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit
Number	Description
99.1	Press Release announcing termination of merger agreement, issued September 2, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDQUEST NETWORKS, INC.
By:	/s/ Victor E. Grijalva
	Name:	Victor E. Grijalva
	Title:	Vice President, Chief Financial Officer, Secretary and Treasurer (Principal Financial and Accounting Officer)

Dated: September 3, 2004

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release announcing termination of merger agreement, issued September 2, 2004.

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